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                                                                   EXHIBIT 10.11

                               CUSTODY AGREEMENT



  THIS AGREEMENT, made between Merrill Lynch, Pierce, Fenner & Smith incorporated, a Delaware corporation (the "Custodian"), and ML Principal Protection L.P. (the "Client").

  1. Subject to the administrative and operational requirements of the Custodian, the Client hereby retains the Custodian to establish and maintain a custodial account in the name of the Client (the "Custody Account"), and to hold in the Custody Account assets of the Client (securities and other property which, together with all additions, substitutions, and alterations thereto, are hereinafter referred to as "Portfolio"), upon the terms and conditions set forth herein, and only to the extent. that such Portfolio is actually delivered to the Custodian.

  2. The Client agrees to provide the Custodian with written or oral instructions (which must be confirmed in writing) as to all matters connected with the Portfolio, which instructions shall be given by Merrill Lynch Asset Management, L.P. (the "Authorized Representative") pursuant to that certain Investment Advisory Contract among the parties named therein, dated ________, 1996, attached hereto as Exhibit A. Written instructions and written confirmation of oral instructions may be delivered or sent by mail or facsimile transmission. The Custodian shall be entitled to accept, follow, and rely upon such instructions from the Authorized Representative, whether given in writing or orally (and, if oral, whether or not written confirmation is received by the Custodian) until the Custodian receives written notice from the Client that the authority of such Authorized Representative has been terminated; provided that the Portfolio may include only U.S. Treasury securities and securities issued by agencies and instrumentalities of the U.S. government. The Custodian reserves the right to reject any transaction which in its sole judgment would expose it or its agents to regulatory or other legal liabilities.

  3. The Custodian shall have the following duties and authority:

(a) To collect all income, or other property payable in connection with any securities or other property in the Portfolio, as well as any principal due upon maturity, redemption or sale.

(b) To hold the income or other funds collected in connection with the Portfolio as directed by the Authorized Representative.

(c) To receive free or against payment, deliver free or against payment, or exchange securities and other property on instructions from the Client's Authorized Representative. Unless otherwise agreed by the Client and the Custodian, orders for purchases and sales shall be placed by the Client or its Authorized Representative for its account and risk with a broker, dealer, or agent selected by the Authorized Representative. The Custodian shall not be liable for any act or omission of such broker, dealer, or agent, regardless of whether the broker, dealer, or agent is an affiliate of the Custodian.
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(d)  To charge against any funds in the Client's Custody Account the cost of all securities that the Custodian is instructed to receive against payment.
     The Custodian shall not be required to effect any settlement or to make any payment unless sufficient funds are deposited or have otherwise been made available in a manner that is satisfactory to the Custodian. In the event credit is inadvertently extended by the Custodian to the Client in connection with any settlement, the Client shall hold the Custodian harmless from and against all loss, liability, damage, cost and expense (including, but not limited to, fees and expenses of legal counsel) arising therefrom.

(e) To allocate the called portion of any securities held by the Custodian or its agents for the Client in any manner deemed equitable.

(f) To hold any securities of the Client in the name of the Custodian or any subcustodian or affiliate of the Custodian, or a depository or any affiliate or nominee of any of the foregoing.

(g) To advise the Client, either in electronic or printed form, of each transaction made for the Portfolio and provide Client with a holding valuations report and a transaction journal report on a daily basis. Custodian shall also furnish duplicate copies of such information to:

    i)       Mr. Bill Fodor
             OMR Systems
             101 Business Park Drive, Suite 22O
             Skillman, New Jersey 08558; and

    ii)      Mr. James M. Bernard
             ML Futures Investment Partners Inc
             South Tower, 6th Floor
             World Financial Center
             New York, New York 10080-6106

    iii)     Mr. Tim O'Connor
             Merrill Lynch Asset Management, L.P.
             P.O. Box 9011
             Princeton, New Jersey 08543-9011

(h) To execute, as the Client's agent, any and all certificates, instruments, instructions, or other documents necessary or appropriate to the performance of the Custodian's duties under this agreement.

  4. The Client shall be solely and exclusively responsible for compliance with any laws, rules, regulations or other obligations as they relate to the Client, the Portfolio and any actions of the Client or its agents or representatives taken with respect thereto. The Custodian shall not be liable for any losses or liability incurred by the Client in connection with this Agreement, except for such losses or liability as shall result from the gross negligence or willful misconduct of the Custodian.

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  5. The Client shall indemnify and hold the Custodian harmless from and against any loss, liability, damage, cost, or expense (including but not limited to fees and expenses of legal counsel), as incurred, that the Custodian might incur in connection with this Agreement, except for such loss or liability that arises out of the gross negligence or willful misconduct of the Custodian.

  6. The Client understands and agrees that Custodian will have only those duties as are specifically set forth in this Agreement. The Custodian will have no obligation to review, analyze, or appraise assets of the Portfolio or to give advice or make recommendations regarding the purchase, retention, sale or exchange of any such assets. The Custodian will have no responsibility or liability for any loss or damage caused directly or indirectly by any war, natural disaster, government restriction, exchange or market ruling, suspension of trading, strikes, or breakdown of communication or transmission facilities, or other conditions beyond its control.

  7. The Client hereby represents and warrants to the Custodian as follows:

  (a) Existence. The Client is a corporation or partnership duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated or organized.

  (b) Requisite Authority. The Client has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and the execution and delivery of this Agreement by the Client has been duly authorized by all necessary action on its part.

  (c) Governmental Consents. No consent, authorization or approval of, or declaration or filing with, any governmental or regulatory agency, board or commission is required to be obtained or made by the Client in connection with the execution and delivery of this Agreement or the performance of its obligations hereunder.

  8. The Client agrees to furnish the Custodian with such documents as it may require in order to enable it to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the agreements or conditions, herein contained, or as may be reasonably requested by Custodian.

  9. The Custodian will be entitled to compensation for its services under this Agreement according to its fee schedule in effect at the time of the services and to be reimbursed for any incidental expenses incurred on the Client's behalf. The custodian shall have a lien on any securities or funds of the Client in the possession of the Custodian or its affiliates for payment of any amounts due the Custodian under this Agreement.

  10. The Custodian or the Client may terminate this Agreement at any time upon written notice to the other. Delivery of assets of the Portfolio held in the Custody Account as the Client directs in writing will release the Custodian from all further liability and responsibility under this Agreement.

  11. The Client is not a trust or plan covered by the Employee Retirement Income Security Act of 1974, as amended.

                                      -3-
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  12. Except as otherwise provided in this Agreement or as separately agreed by the Client, the Custodian shall hold all information received from the Client in confidence except where such information is required to be disclosed pursuant to a subpoena or court order issued by a court of competent jurisdiction or by a regulatory or self-regulatory agency with authority over the Custodian or the Client.

  13. The Custodian shall not lend to itself or others any of the Client's securities held by the Custodian.

  14. AGREEMENT TO ARBITRATE CONTROVERSIES.

  .   ARBITRATION IS FINAL AND BINDING ON THE PARTIES.
  . THE PARTIES ARE WAIVING THEIR RIGHT TO SEEK REMEDIES IN COURT, INCLUDING THE RIGHT TO JURY TRIAL.
  . PRE-ARBITRATION DISCOVERY IS GENERALLY MORE LIMITED THAN AND DIFFERENT FROM COURT PROCEDURES.
  . THE ARBITRATORS' AWARD IS NOT REQUIRED TO INCLUDE FACTUAL FINDINGS OR LEGAL REASONING, AND ANY PARTY'S RIGHT TO APPEAL OR TO SEEK MODIFICATION OF RULINGS BY THE ARBITRATORS IS STRICTLY LIMITED.
  . THE PANEL OF ARBITRATORS WILL TYPICALLY INCLUDE A MINORITY OF ARBITRATORS WHO WERE OR ARE AFFILIATED WITH THE SECURITIES INDUSTRY.
  . NOTHING IN THESE TERMS AND CONDITIONS SHALL CONSTITUTE A WAIVER OF THE RIGHT TO SEEK A JUDICIAL FORUM WHERE SUCH A WAIVER WOULD BE VOID UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED.

THE CLIENT AGREES THAT ALL CONTROVERSIES WHICH MAY ARISE BETWEEN THE CLIENT AND THE CUSTODIAN, INCLUDING BUT NOT LIMITED TO THOSE INVOLVING ANY TRANSACTION OR THE CONSTRUCTION, PERFORMANCE, OR BREACH OF THIS OR ANY OTHER AGREEMENT BETWEEN THE CLIENT AND THE CUSTODIAN, WHETHER ENTERED INTO PRIOR, ON OR SUBSEQUENT TO THE DATE HEREOF, SHALL BE DETERMINED BY ARBITRATION. ANY ARBITRATION UNDER THIS AGREEMENT SHALL BE CONDUCTED ONLY BEFORE THE NEW YORK STOCK EXCHANGE, INC., THE AMERICAN STOCK EXCHANGE, INC. OR ARBITRATION FACILITY PROVIDED BY ANY OTHER EXCHANGE OF WHICH THE CUSTODIAN IS A MEMBER, OR THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC., AND IN ACCORDANCE WITH ITS RULES THEN IN FORCE. THE CLIENT MAY ELECT IN THE FIRST INSTANCE WHETHER ARBITRATION SHALL BE CONDUCTED BEFORE THE NEW YORK STOCK EXCHANGE, INC., THE AMERICAN STOCK EXCHANGE, INC., OTHER EXCHANGE OF WHICH THE CUSTODIAN IS A MEMBER, OR THE

                                      -4-
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NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. IF THE CLIENT FAILS TO MAKE
SUCH ELECTION, BY REGISTERED LETTER OR TELEGRAM ADDRESSED TO THE CUSTODIAN BEFORE THE EXPIRATION OF FIVE DAYS AFTER RECEIPT OR A WRITTEN REQUEST FROM THE CUSTODIAN TO MAKE SUCH ELECTION, THEN THE CUSTODIAN MAY MAKE SUCH ELECTION. JUDGMENT UPON THE AWARD OF ARBITRATORS MAY BE ENTERED IN ANY COURT, STATE OR FEDERAL, HAVING JURISDICTION. NO PERSON SHALL BRING A PUTATIVE OR CERTIFIED CLASS ACTION TO ARBITRATION, NOR SEEK TO ENFORCE ANY PRE-DISPUTE ARBITRATION AGREEMENT AGAINST ANY PERSON WHO HAS INITIATED IN COURT, A PUTATIVE CLASS ACTION, OR WHO IS A MEMBER OF A PUTATIVE CLASS WHO HAS NOT OPTED OUT OF THE CLASS WITH RESPECT TO ANY CLAIMS ENCOMPASSED BY THE PUTATIVE CLASS ACTION UNTIL:

     (I)   THE CLASS CERTIFICATION IS DENIED;
     (II)  THE CLASS IS DECERTIFIED; OR
     (III) THE CLIENT IS EXCLUDED FROM THE CLASS BY THE COURT.

SUCH FORBEARANCE TO ENFORCE AN AGREEMENT TO ARBITRATE SHALL NOT CONSTITUTE A WAIVER OF ANY RIGHTS UNDER THIS AGREEMENT EXCEPT TO THE EXTENT STATED HEREIN.

  15. THIS AGREEMENT AND ITS ENFORCEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PRINCIPLES, and shall be binding upon and inure to the benefit of the parties hereto, their successors, agents, and assigns. No provision of this Agreement may be changed, waived, discharged or terminated orally.

  16. The Client acknowledges that the Custodian is a subsidiary of Merrill Lynch & Co., Inc. and agrees that the Custodian is authorized to engage the services of Merrill Lynch & Co., Inc., or any of its direct or indirect subsidiaries and shall include the cost for their services (other than services for which the Client has contracted directly) as an expense of Portfolio administration. Without limiting the foregoing authorization, the Custodian shall be permitted to use the services of any affiliated corporation; to receive credit or other compensation from any affiliated corporation for any services it may perform; and otherwise to exchange services with any affiliated corporation and to compensate them for such services.

  17. The Client understands that: (a) any other customers of the Custodian or its affiliated corporations may have a financial interest in the securities covered by the Custodian's services to the Client; (b) the Custodian, or its affiliated corporations, may be purchasing or selling those securities for the Custodian's or its affiliated corporations' customers; (c) the Custodian or its affiliated corporations may have business relationships with the companies that issue those securities; and (d) the Custodian's or its affiliated corporations' officers and directors may be officers or directors of those companies.

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  18. In the event that one or more provisions of this Agreement are held invalid, illegal or unenforceable in any respect on the basis of any particular circumstances or any jurisdiction, the validity, legality and enforceability of any such provision and the remaining provisions, under other circumstances or in other jurisdictions will not in any way be affected or impaired.

  19. Any and all notices or other communications required or permitted to be delivered to the Custodian hereunder shall be effective when actually received. For purposes of all notices, or other communications, the Custodian's address and the Client's address shall be as indicated on the signature page hereof.

  20. This Agreement shall be binding upon all successors, assigns or transferees of both parties hereto, irrespective of any change with regard to the name of or the personnel of the Custodian or the client. Any assignment of this Agreement shall be subject to the requisite review and/or approval of any regulatory or self-regulatory agency or body whose review and/or approval must be obtained prior to the effectiveness and validity of such assignment. No assignment of this Agreement by the Client shall be valid unless the Custodian consents to such assignment in writing. Any assignment by the Custodian to any subsidiary that it may create or to a company affiliated with or controlled directly or indirectly by it will be deemed valid and enforceable in the absence of any consent from the Client.

  21. This Agreement may be executed in counterparts, each of which shall be deemed an original, but together shall constitute one and the same instrument.

  22. The Effective Date of this Agreement shall be the date of its acceptance by the Custodian.

  23. The Client authorizes the Custodian to disclose the Client's identity, address, and securities positions to issuers of securities held in any of the Client's Portfolios.

                                __X__Yes______No

  Note: A failure to respond will be regarded as the Client's consent to such disclosure.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized.

BY SIGNING THIS AGREEMENT, THE CLIENT ACKNOWLEDGES (1) THAT, IN ACCORDANCE WITH PARAGRAPH 14, THE CLIENT IS AGREEING TO ARBITRATE ANY CONTROVERSIES WHICH MAY ARISE WITH THE CUSTODIAN, AND (2) RECEIPT OF A COPY OF THIS AGREEMENT.

                                      -6-
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MERRILL LYNCH, PIERCE, FENNER        ML PRINCIPAL PROTECTION L.P.
& SMITH INCORPORATED
                                     By:  Merrill Lynch Investment Partners Inc.


By:____________________________      By:__________________________________
TITLE: First  Vice President         TITLE: Vice President and Chief Financial
                                            Officer

ADDRESS: 101 Hudson St. 10th Flr     ADDRESS: South Tower, 6th Floor

       Jersey City, NJ 07302-3997           NY, NY 10080-6106

TELEPHONE: 201 557-1880              TELEPHONE: 212-236-4161

TELECOPY: 201 557-4220               TELECOPY: 212-236-4809

DATE: October 7. 1994                DATE: October 11, 1994

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